EXHIBIT 10.20


       Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.

                         TRADEMARK COLLATERAL ASSIGNMENT

      IVC INDUSTRIES, INC. (formerly known as INTERNATIONAL VITAMIN CORPORATION), a Delaware corporation (the "Assignor"), does grant, assign and convey to XXXXXXXXXXXXXXXXXXX (the "Assignee"), effective as of the Effective Date (as hereinafter defined) the registered trademarks and trademark applications identified on Annex I hereto and the goodwill represented thereby (the "Trademarks") together with all the proceeds thereof, as collateral security for all the Liabilities (as hereinafter defined).

      This Assignment is being executed and delivered pursuant to Section 15 of that certain Subordination and Intercreditor Agreement dated as of April 30, 1996, among the Assignor, International Vitamin Overseas Sales Corp. ("IVOSC"), Hall Laboratories, Ltd. ("Hall") and the Assignee (the "Subordination Agreement"), whereby each of the Assignor, IVOSC and Hall agreed to execute and deliver to the Assignee a security agreement and related documents to be held by the Assignee and deemed effective and enforceable only at the time set forth herein.

      As used herein, the term "Liabilities" means all trade credit extended by the Assignor to the Assignee, IVOSC and/or Hall for the purchase by the Assignor, IVOSC and/or Hall from the Assignee of goods in the ordinary course of business on open account or as may be evidenced by promissory notes.

      The Assignee agrees that the assignment effected hereby shall be effective only on such date (the "Effective Date") as (i) an Event of Default shall have occurred under that certain Credit Agreement, dated as of April 30, 1996, among the Assignor, the Banks party thereto and The Chase Manhattan Bank (National Association), as agent, and (ii) the Assignor shall have received notice from the Assignee that the assignment herein shall be effective and that it shall be able to enforce its rights hereunder. Notwithstanding anything to the contrary set forth herein, all rights, remedies and other actions permitted the Assignee hereunder shall be available to the Assignee only on and after the Effective Date.

      The assignment effected hereby shall be governed by Article 9 of the New York Uniform Commercial Code. On or after the Effective Date, the Assignee shall have the rights and remedies of a secured party as set forth therein (including, without limitation, the right to dispose of the Trademarks and to apply the proceeds of the disposition to satisfy the Liabilities) and otherwise available at law or in equity.

      The Assignee shall have no duties with respect to the Trademarks other than the duties of a secured party under the New York Uniform Commercial Code. Without limiting the generality of the foregoing, the Assignee shall have no duty to prosecute any action for trademark infringement against any person.

      The address of the Assignee for purposes of this Agreement is:

      XXXXXXXXXXXXXXXXXX
      XXXXXXXXXXXXXXXXXX
      XXXXXXXXXXXXXXXXXX
      XXXXXXXXXXXXXXXXXX


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

or such other address as the Assignee may designate to the Assignor in writing from time to time.

      The assignment effected hereby is subject and subordinate to the assignment of the Trademarks effected pursuant to the Trademark Collateral Assignment dated as of April 30, 1996 from the Assignor to The Chase Manhattan Bank (National Association) as Agent.

      IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the 10th day of May, 1996.

ATTEST/WITNESS:                           IVC INDUSTRIES, INC.


                                          By: /s/ Arthur Edell
- -----------------------------                -----------------------------
                                             Name:  Arthur Edell
                                             Title: President


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

STATE OF NEW YORK       :
                        :     ss.:
COUNTY OF NEW YORK      :


      On this ____ day of _________, 1996, before me the undersigned, personally appeared _________________, the ____________ of IVC Industries, who, I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge that he signed and delivered the same in his capacity as such officer, and that he or she was authorized to do so, and that the foregoing instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its board of directors.


                                  ---------------------------------
                                  Notary Public


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